OPERATING LEASE COMMITMENTS	12 Months Ended
Oct. 29, 2017
Leases [Abstract]
OPERATING LEASE COMMITMENTS
OPERATING LEASE COMMITMENTS
We have operating lease commitments expiring at various dates, principally for real estate, office space, office equipment and transportation equipment. Certain of these operating leases have purchase options that entitle us to purchase the respective equipment at fair value at the end of the lease. In addition, many of our leases contain renewal options at rates similar to the current arrangements. As of October 29, 2017, future minimum rental payments related to noncancellable operating leases are as follows (in thousands):

2018	$12,690
2019	7,653
2020	5,794
2021	4,212
2022	3,241
Thereafter	10,330

Rental expense incurred from operating leases, including leases with terms of less than one year, for 2017, 2016 and 2015 was $19.4 million, $17.8 million and $15.2 million, respectively.